Income Taxes - Significant Components of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Tax loss carryforwards	$ 29,713	$ 41,502
Research and development credits and other tax credits	3,084	2,817
Stock-based compensation	3,565	4,658
Other	945	1,283
Total deferred tax assets	37,307	50,260
Valuation allowance	(37,307)	(50,260)
Net deferred tax asset	$ 0	$ 0